UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 28, 2010
Date of Report (Date of earliest event reported)
IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27969 (Commission file number)	94-3180138 (I.R.S. Employer Identification No.)
801 Fox Lane, San Jose, CA 95131

(Address of principal executive offices) (Zip Code)
(408) 467-1900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
     On April 28, 2010, it was determined that Robert Van Naarden would not stand for re-election as a member of Immersion Corporation’s (“Immersion”) Board of Directors (the “Board”) at Immersion’s 2010 Annual Meeting of Stockholders to be held on June 4, 2010 (the “Annual Meeting”). There are no disagreements between Mr. Van Naarden and Immersion regarding any matter relating to Immersion’s operations, policies or practices.
     As disclosed in Immersion’s definitive proxy statement for its 2010 Annual Meeting of Stockholders, the Board nominated Mr. David Sugishita to stand for election as a member of Immersion’s Board at the Annual Meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immersion Corporation
Date: April 29, 2010	By:	/s/ Victor Viegas
		Name:	Victor Viegas
		Title:	President and Chief Executive Officer